UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2020

EVERGREEN-AGRA GLOBAL INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53902	98-0460379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8275 s. Eastern Ave. Suite 200, Las Vegas, NV 89123
(Address of Principal Executive Offices) (Zip Code)

702-595-2247

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers and Directors

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 15, 2020, The Issuer accepted Mr. Todd Hazlewood’s resignation as Chief Financial Officer of the Company and Mr. Todd Hazlewood’s resignation as a director of the Company.

The resignation of Mr. Hazlewood as the Company's Chief Financial Officer and a director was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective July 15, 2020, The Issuer accepted Mr. Pol Galido’s resignation as Chief Information Officer of the Company and Mr. Pol Galido’s resignation as a director of the Company.

The resignation of Mr. Galido as the Company's Chief Information Officer and a director was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective July 15, 2020, The Issuer accepted Mr. Facundo I. Bacardi’s resignation as Senior Advisor of the Company and Mr. Facundo I. Bacardi’s resignation as a director of the Company.

The resignation of Mr. Bacardi as the Company's Senior Advisor Officer and a director was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective July 15, 2020, the sole director of the Company appointed Harpreet Sangha to fill a vacancy on the Board.  Mr. Sangha was also appointed the interim Chief Executive Officer and Corporate Secretary of the Company, effective as of July 15, 2020.

Following such appointment Mr. Hamouth also resigned from the Company.

Effective July 15, 2020, The Issuer accepted Mr. Rene Hamouth’s resignation as Chief Executive Officer, Corporate Secretary and Chairman of the Board of the Company and Mr. Rene Hamouth’s resignation as a director of the Company, effective as of July 15, 2020.

The resignation of Mr. Hamouth as the Company's Chief Executive Officer, Corporate Secretary and Chairman of the Board and a director was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Director – Harpreet Sangha

Mr. Sangha is the Chairman of Barrel Energy Inc from AUGIST 31, 2018 to the present.

Mr. Sangha was also the Chairman of Black Cactus Global Inc. from April, 2014 until August 2019.

Mr. Sangha attended the University of British Columbia, in Vancouver, BC, CANADA. 1983-1986

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 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN-AGRA GLOBAL INVESTMENTS, INC.

Date: July 21, 2020	By:	/s/ Harp Sangha
Harp Sangha
Chief Executive Officer / Corporate Secretary / Director

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